UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 2007

                                 Dillard's, Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
           ----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-6140                                 71-0388071
   -----------------------------------     -----------------------------------
       (Commission File Number)                     (I.R.S. Employer
                                                  Identification No.)

           1600 Cantrell Road
         Little Rock, Arkansas                           72201
   -----------------------------------     -----------------------------------
(Address of Principal Executive Offices)               (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.
                  ------------------------

                  On July 12, 2007, the registrant issued a press release announcing sales for the five weeks ended July 7, 2007. A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits
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       99         Press Release dated July 12, 2007

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: July 12, 2007                        By:     James I. Freeman
       -------------                           ---------------------------------
                                            Name:   James I. Freeman
                                            Title:  Senior Vice President &
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

    99            Press Release dated July 12, 2007